Guggenheim Funds Trust
702 King Farm Blvd., Suite 200
Rockville, Maryland 20850
Supplement Dated December 1, 2017
to the currently effective Summary Prospectus, Statutory Prospectus and Statement of Additional Information (“SAI”), as supplemented from time to time, for Guggenheim Municipal Income Fund (the “Fund”)
This supplement provides updated information beyond that contained in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI.
Effective immediately, James E. Pass no longer serves as a portfolio manager for the Fund. Accordingly, any and all references to James E. Pass are hereby deleted. B. Scott Minerd, Anne B. Walsh, Jeffrey S. Carefoot and Allen Li remain portfolio managers for the Fund.

Please Retain This Supplement for Future Reference

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